UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021

MACY'S, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-13536	13-3324058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 West 34th Street, New York, New York 10001

(Address of Principal Executive Offices)

(212) 494-1621

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	M	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.Results of Operations and Financial Condition.

On August 19, 2021, Macy’s, Inc. (“Macy’s” or the “Company”) issued a press release announcing Macy’s financial condition, results of operations and cash flows as of and for the 13 and 26 weeks ended July 31, 2021. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Macy’s reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The press release referred to above contains non-GAAP financial measures of changes in comparable sales on an owned plus licensed basis, earnings (loss) before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, adjusted net income (loss) and adjusted diluted earnings (loss) per share.  Adjusted EBITDA, adjusted net income (loss) and adjusted diluted earnings (loss) per share exclude certain items that consist of impairment, restructuring and other costs, settlement charges, losses on early retirement of debt and financing costs.  A section has been included at the end of the press release that contains important additional information regarding these non-GAAP financial measures including reconciliation to the most directly comparable GAAP financial measure

Item 8.01.Other Events.

On August 19, 2021, Macy’s announced that it is reinstating its regular quarterly dividend.  The Board of Directors declared a regular quarterly dividend of $0.15 per share on the Company’s common stock, payable October 1, 2021, to shareholders of record at the close of business on September 15, 2021.

Macy’s also announced that its Board of Directors authorized a share repurchase program for up to $500 million of Macy’s, Inc. common stock.  Repurchases may be made from time to time in the open market or through privately negotiated transactions in accordance with applicable securities laws, including Rule 10b-18 under the Securities Exchange Act of 1934, on terms determined by the Company.  The share repurchase program has no expiration date.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press Release of Macy's dated August 19, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

MACY'S, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: August 19, 2021	By:	/s/ Paul Griscom
	Name:	Paul Griscom
	Title:	Senior Vice President and Controller